Exhibit 99.2

© 2021 AeroVironment, Inc. Slide 1 052620 THIRD QUARTER FISCAL YEAR 202 2 EARNINGS PRESENTATION Mar 3, 2022

SAFE HARBOR STATEMENT

- Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.
- Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. Government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; risk of litigation; product liability, infringement and other claims; changes in the regulatory environment; the impact of the outbreak related to the strain of coronavirus known as COVID-19 on our business; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.
- For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2021 AeroVironment, Inc.
PROCEED WITH CERTAINTY

© 2021 AeroVironment, Inc. Slide 3 052620 o As anticipated, company continues to face headwinds from supply chain constraints, tight labor markets, and US government’s Continuing Resolution o Achieved 3 rd quarter results in line with expectations and maintaining previously revised guidance for fiscal 2022 o Making strides in reducing costs, managing working capital and increasing operational efficiency that will impact future quarters profitability o Solid backlog driven by both organic and acquired businesses position company for solid end to FY2022, and better performance in FY2023 3RD QUARTER FISCAL YEAR 202 2 KEY MESSAGE S

© 2021 AeroVironment, Inc. Slide 4 052620 THIRD QUARTER RESULTS FISCAL YEAR 202 2 Metric Q3 FY22 Year - Over - Year Change Notes Revenue $90.1 million +14 % Increase driven by acquired business segments offset by declines in SUAS segment GAAP Gross profit $ 21.4 million - 25% Reflecting heavier mix of service revenue, and intangible amortization expenses EPS (diluted) $0.00 - $0.01 Affected by lower gross margin mix, increase in SG&A resulting from acquisitions, transaction related intangible amortization and other expenses partially offset by increased sales volumes and tax benefits Non - GAAP EPS (diluted) 1 $0.32 $0.18 Driven by increased sales volumes and tax benefits partially offset by sales mix and increased expenses resulting from acquisitions Funded Backlog $ 226.3 million 118% Solid backlog driven by both organic and inorganic increases. 1 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A.

© 2021 AeroVironment, Inc. Slide 5 052620 REVENUE MIX BY SEGMENT AND TYPE Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Other $8,648 $10,152 $19,530 $22,351 $25,956 TMS $19,598 $39,175 $19,176 $18,418 $18,603 MUAS $- $15,837 $22,379 $26,525 $21,168 SUAS $50,536 $70,851 $39,924 $54,714 $24,366 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Revenue in thousands Quarterly Revenue By Segment $122,008 $101,009 $136,015 $78,782 74% 71% 53% 58% 47% 26% 29% 47% 42% 53% 36% 44% 28% 35% 24% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Gross Margin Percentage Quarterly Revenue Quarterly Revenue by Type Product Revenue Service Revenue GAAP Gross Margin $90,093

© 2021 AeroVironment, Inc. Slide 6 052620 ADJUSTED PROFITABILITY BY TYPE AND NON - GAAP EPS 40% 51% 42% 48% 37% 30% 32% 22% 27% 23% 37% 46% 32% 39% 29% 0% 10% 20% 30% 40% 50% 60% Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Percentage Adjusted Gross Margin 1 Adj Product Margin Adj Service Margin Total Adj Gross Margin 0.14 0.32 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Q3 FY21 Q3 FY22 Non - GAAP Diluted EPS 2 1 Refer to GAAP to NON - GAAP reconciliation on Appendix C. 2 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A. 1

© 2021 AeroVironment, Inc. Slide 7 052620 VISIBILITY SUPPORTS REVISED FULL YEAR EXPECTATIONS $101.0 $223.0 $313.1 $198.1 $215.5 $171.3 $109.5 $108.7 $18.4 $5.2 $43.1 $39.9 $6.0 $0.0 $- $100 $200 $300 $400 $500 $600 Q4 FY21 (6/28/21) Q1 FY22 Q2 FY22 Q3 FY22 Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings, including backlog from acquired businesses Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date Revenue Guidance Range as of 12/7/21 : $ 440 million to $ 460 million 61 % visibility 1 Q3 FY 22 1 Based on midpoint of prior guidance range of $560 million to $580 million 2 Based on midpoint of revised guidance range of $440 million to $460 million 66 % visibility 1 90 % visibility 2 Revenue Guidance Range as of 6/28/21 : $ 560 million to $ 580 million 95 % visibility 2

© 2021 AeroVironment, Inc. Slide 8 052620 UPDATED GUIDANCE: FISCAL 2022 OUTLOOK As of 1/29/22 Fiscal Year 2021 Results No change in FY22 Guidance Expected Change (to midpoint) Revenue $ 395 million $440 million - $460 million +13.9% Net Income/(Loss) from continuing operations $23 million ($12) million – ($8) million (142.9%) Adjusted EBITDA 1 $72 million $59 million – $65 million (14%) Earnings /(Loss) Per Share (diluted) $ 0.94 ($0.47) – ($0.33) (142.5%) Non - GAAP Earnings Per Share (diluted) $ 2.10 $1.23 – $1.37 (38.4%) Research & Development Investment 14% 11% – 12% - Tax Rate (Benefit on Pre - Tax Loss) 1.6% (40% – 50%) - Capital Expenditures 3% 5% – 7% - NO CHANGE IN FY22 GUIDANCE 1 Refer to Adjusted EBITDA reconciliation on Appendix D. 2 Updates reflect final purchase accounting effects of intangible asset amortization. 3 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A. 4 Refer to Reconciliation of Fiscal Year 2022 Non - GAAP Diluted Earnings Per Share Expectations on Appendix B.

© 2021 AeroVironment, Inc. Slide 9 052620 Investor Relations ir @avinc , com +1 (805) 520 - 8350

© 2021 AeroVironment, Inc. Slide 10 052620 APPENDIX A – RECONCILIATION OF NON - GAAP EARNINGS (LOSS) PER DILUTED SHARE (UNAUDITED)

© 2021 AeroVironment, Inc. Slide 11 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 202 2 NON - GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

© 2021 AeroVironment, Inc. Slide 12 052620 APPENDIX C – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN (in thousands) Fiscal 3rd Quarter FY2021 Fiscal 4th Quarter FY2021 Fiscal 1st Quarter FY2022 Fiscal 2nd Quarter FY2022 Fiscal 3rd Quarter FY2022 Adjusted Gross Margin Products Gross Margin $22,602 $48,980 $20,526 $32,061 $13,305 Intangible Amortization and other purchase accounting $623 $623 $1,667 $1,986 $2,314 Adjusted Gross Margin $23,225 $49,605 $22,193 $34,047 $15,619 Adjusted Gross Margin % of Revenue 39.8% 51.3% 41.8% 48.0% 36.7% Services Gross Margin $6,039 $10,675 $8,197 $10,394 $8,131 Intangible Amortization - $1,960 $2,362 $3,188 $2,807 Adjusted Gross Margin $6,039 $12,635 $10,559 $13,582 $10,938 Adjusted Gross Margin % of Revenue 29.6% 32.1% 22.0% 26.6% 23.0%

© 2021 AeroVironment, Inc. Slide 13 052620 APPENDIX D – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED EBITDA